As filed with the Securities and Exchange Commission on May 16, 2008
Securities Act File No. 333-149415
Investment Company Act File No. 811-09243

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)
☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	Amendment No. 13

THE GABELLI UTILITY TRUST
(Exact Name of Registrant as Specified in Charter)

One Corporate Center
Rye, New York 10580-1422
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (800) 422-3554
Bruce N. Alpert
The Gabelli Utility Trust
One Corporate Center
Rye, New York 10580-1422
(914) 921-5100
(Name and Address of Agent for Service)

Copies to:

Christopher J. Michailoff	Rose F. DiMartino, Esq.
The Gabelli Utility Trust	Willkie Farr & Gallagher LLP
One Corporate Center	787 Seventh Ave.
Rye, New York 10580-1422	New York, New York 10019
(914) 921-5100	(212) 728-8000

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
It is proposed that this filing will become effective (check appropriate box)
☑ When declared effective pursuant to section 8(c).
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is                     .
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Amount Being	Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Registered	Offering Price Per Share	Aggregate Offering Price(1)	Registration Fee
Preferred Shares	☐ Shares	$ ☐	$100 million	$3,930

(1)	Estimated solely for the purpose of calculating the registration fee. In no event will the aggregate initial offering price of all shares offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $100 million.
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

THE GABELLI UTILITY TRUST

CROSS-REFERENCE SHEET

PART A-THE PROSPECTUS

Items in Part A of Form N-2		Location in Prospectus
Item 1.	Outside Front Cover	Front Cover Page

Item 2.	Cover Pages; Other Offering Information	Front Cover Page; Inside Front Cover Page

Item 3.	Fee Table and Synopsis	Not Applicable

Item 4.	Financial Highlights	Financial Highlights

Item 5.	Plan of Distribution	Prospectus Summary; Plan of Distribution

Item 6.	Selling Shareholders	Not Applicable

Item 7.	Use of Proceeds	Use of Proceeds

Item 8.	General Description of the Registrant	Outside Front Cover; Risk Factors and Special Considerations; Investment Objective and Policies; Net Asset Value; Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent; Independent Registered Public Accounting Firm; Additional Information

Item 9.	Management	Management of the Fund

Item 10.	Capital Shares, Long-Term Debt and Other Securities	Prospectus Summary; Dividends and Distributions; Taxation; Risk Factors and Special Considerations; Description of the Shares; Anti-Takeover Provisions of the Fund’s Governing Documents; Closed-End Fund Structure; Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan; Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent; Independent Registered Public Accounting Firm; Additional Information

Item 11.	Defaults and Arrears on Senior Securities	Not Applicable

Item 12.	Legal Proceedings	Management of the Fund

Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

PART B — STATEMENT OF ADDITIONAL INFORMATION

Items in Part B of Form N-2		Location in Prospectus
Item 1.	Outside Front Cover	Front Cover Page

Item 14.	Cover Page	Cover Page

Item 15.	Table of Contents	Table of Contents

Item 16.	General Information and History	Not Applicable

Item 17.	Investment Objective and Policies	Investment Objective and Policies

Item 18.	Management of the Company	Management of the Fund

Item 19.	Control Persons and Principal Shareholders	Management of the Fund

Item 20.	Investment Advisory and Other Services	Management of the Fund

Item 21.	Portfolio Managers	Management of the Fund

Item 22.	Brokerage, Allocation and Other Practices	Portfolio Transactions

Item 23.	Tax Status	Taxation

Item 24.	Financial Statements	Incorporation by Reference
PART C-OTHER INFORMATION
Items 25-34 have been answered in Part C of this Registration Statement.

Subject to Completion,
Preliminary Base Prospectus dated                     , 2008
PROSPECTUS
$100,000,000
The Gabelli Utility Trust
Preferred Shares
     Investment Objective. The Gabelli Utility Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. The Fund was organized under the laws of the State of Delaware on February 25, 1999. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objective will be achieved.
     We may offer, from time to time, in one or more offerings, our preferred shares, par value $0.001 per share. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.
     Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares.
     Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.
     Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page ___for factors that should be considered before investing in shares of the Fund.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated                     , 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page ___of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).
     Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
     You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS SUMMARY
This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated                     , 2008 (the “SAI”).

The Fund	The Gabelli Utility Trust is a closed-end, non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999. Throughout this Prospectus, we refer to The Gabelli Utility Trust as the “Fund” or as “we.” See “The Fund.”

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange under the symbol “GUT.” As of March 31, 2008, the net assets of the Fund attributable to its common shares were $207,769,264. As of March 31, 2008, the Fund had outstanding 30,111,729 common shares; 1,183,700 shares of 5.625% Series A Cumulative Preferred Shares, liquidation preference $25 per share (the “Series A Preferred”); 1,000 shares of Series B Auction Market Preferred Shares, liquidation preference $25,000 per share (the “Series B Auction Rate Preferred”). The Series B Auction Rate Preferred and the Series A Preferred have the same seniority with respect to distributions and liquidation preference.

The Offering	We may offer, from time to time, in one or more offerings, our preferred shares, $0.001 par value per share. The preferred shares may either be fixed rate preferred shares or variable rate preferred shares. The shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares.

Investment Objective and Policies	The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities.

No assurance can be given that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Preferred Shares	Currently, an unlimited number of the Fund’s shares have been classified by the Board of Trustees of the Fund (the “Board”) as preferred shares, par value $0.001 per share by the Board or any duly authorized committee thereof as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares (“Fixed Rate Preferred Shares”) or additional series of variable rate preferred shares (“Variable Rate Preferred Shares”). Any Fixed Rate Preferred Shares or Variable Rate Preferred Shares issued by the Fund will pay, as applicable, distributions at a fixed rate or at rates that will be reset frequently based on short-term interest rates. (As of March 31, 2008, 1,183,700 shares of Series A Preferred and 1,000 shares of Series B Auction Rate Preferred were outstanding.) Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk” and “Certain Investment Practices—Leveraging.” The Fund may also engage in investment management techniques, which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow for investment purposes.

Dividends and Distributions	Preferred Share Distributions. In accordance with the Fund’s Declaration of Trust as amended and supplemented (including the Statement of Preferences thereto) (the “Charter”), all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

In the event that for any calendar year the total distributions on shares of the Fund’s preferred shares exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred shares, thereby increasing the shareholder’s potential gain or reducing the potential loss on the sale of the shares.

The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2007, were comprised exclusively of net investment income, short-term capital gains, and long-term capital gains and did not include any return of capital.

Common Share Distributions. In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be changed at any time by the Board. The Fund pays on its common shares a distribution of $0.06 per share each month and, if necessary, an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund.

For the fiscal year ended December 31, 2007, the Fund made distributions of $0.72 per common share, of which $0.23762 per share is deemed a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares), and from repurchasing any of its common shares or preferred shares, unless, the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any sister distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of debt outstanding. See “Dividends and Distributions.”

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its Investment Objective and Policies. See “Use of Proceeds.” Proceeds will be invested as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months.

Exchange Listing	The Fund’s outstanding common shares are listed on the New York Stock Exchange (“NYSE”), under the trading or “ticker” symbol “GUT.” Currently, the Series A Preferred is listed on the NYSE under the symbol “GUT PrA.” See “Description of the Shares.” Any additional series of Fixed Rate Preferred Shares issued by the Fund would also likely be listed on the NYSE.

Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in the Fund’s preferred shares, you should consider the risks carefully. See “Risk Factors and Special Considerations.”

Leverage Risk. The Fund currently uses, and intends to continue to use, financial leverage for investment purposes by issuing preferred shares. As of December 31, 2007, the amount of leverage represented approximately 18% of the Fund’s total assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See “Taxation.”

Special Risks to Holders of Fixed Rate Preferred Shares. Prior to any offering, there will be no public market for Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Shares of Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Variable Rate Preferred Shares.

Auction Risk. You may not be able to sell your Variable Rate Preferred Shares at an auction if the auction fails, i.e., if more Variable Rate Preferred Shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain Variable Rate Preferred Shares only at a specified rate that exceeds the rate set at the auction, you will not retain your Variable Rate Preferred Shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Variable Rate Preferred Shares, which could also affect the liquidity of your investment. Due to recent market turmoil most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity.

Secondary Market Risk. If you try to sell your Variable Rate Preferred Shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Variable Rate Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Variable Rate Preferred Shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Variable Rate Preferred Shares will not be registered on a stock exchange. If you sell your Variable Rate Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. Due to recent market turmoil most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in a secondary market.

Common Share Distribution Policy Risk. The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.06 per share per month. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2007, the Fund made distributions of $0.72 per common share, of which $0.23762 per share is deemed a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. A portion of the distributions to holders of common shares during four of the eight fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Non-Diversified Status. As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations—Non-Diversified Status.”

Industry Concentration Risk. The Fund invests a significant portion of its assets in foreign and domestic companies in the Utility Industry (as defined under “Investment Objective and Policies”) and, as a result, the value of the Fund’s shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, inflation cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations. As a consequence of its concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. See “Risk Factors and Special Considerations—Industry Concentration Risk.”

Lower Grade Securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or “Caa” or lower by Moody’s Investors Services, Inc. (“Moody’s”), or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities rated lower than “BBB” by S&P or “Baa” by Moody’s are often referred to in the financial press as “junk bonds.” See “Risk Factors and Special Considerations— Lower Grade Securities.

Interest Rate Transactions. The Fund has entered into an interest rate swap transaction with respect to its outstanding Series B Auction Rate Preferred Shares and may enter into an interest rate swap or cap transaction with respect to all or a portion of any future series of Variable Rate Preferred Shares. Through these transactions, the Fund seeks to obtain the equivalent of a fixed rate for a series of Variable Rate Preferred Shares that is lower than the rate the Fund would have to pay if it issued Fixed Rate Preferred Shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See “Risk Factors and Special Considerations—Foreign Securities.”

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Taxation. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Management and Fees	Gabelli Funds, LLC serves as the Fund’s investment adviser. The Investment Adviser’s fee is computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred shares. The fee paid by the Fund may be higher when leverage in the form of preferred shares are utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the preferred shares during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. In other words, if the effective cost of the leverage for any series of preferred shares exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and may be discontinued at any time. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. See “Management of the Fund.”

For the year ended December 31, 2007, the Fund’s total return on the net asset value of the common shares exceeded the stated dividend rate or net swap expense of all outstanding preferred shares. Thus, management fees were accrued on these assets.

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund is available in the Fund’s semi-annual report to shareholders dated June 30, 2007.

Over the past several years, the staff of the Securities and Exchange Commission (the “Staff”), the staff of the New York Attorney General’s office (the “NYAG”) and officials of other states have been conducting industry-wide inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser and its affiliates have received information requests and subpoenas from the Staff and the NYAG in connection with these inquiries and have been complying with these requests for documents and testimony. The Investment Adviser has implemented additional compliance policies and procedures in response to recent industry initiatives and its internal reviews of its mutual fund practices in a variety of areas. For further details regarding the Investment Adviser’s review in connection with these requests, see “Management of the Fund—Regulatory Matters.”

Repurchase of Common Shares	The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Fund’s Board may determine from time to time) from net asset value. Although the Fund’s Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the amount of common shares that could be repurchased. Through December 31, 2007, the Fund had not repurchased any common shares in the open market. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.”

Anti-Takeover Provisions	Certain provisions of the Fund’s Charter and the By-Laws, as amended from time to time (the “By-Laws” and together with the Charter, the “Governing Documents”), may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of the three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Fund (together with a separate class vote by the holders of any preferred shares outstanding) is necessary to authorize amendments to the Fund’s Declaration of Trust that would be necessary to convert the Fund from a closed-end to an open-end investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Fund, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. In addition, the holders of the preferred shares have the authority to elect two trustees at all times and would have separate class voting rights on specified matters including conversion of the Fund to open-end status and certain reorganizations of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent	Mellon Trust of New England, N.A. (the “Custodian”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan (the “Plan”), and as transfer agent and registrar with respect to the common Shares of the Fund.

Computershare also serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

The Bank of New York, located at 100 Church Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Auction Rate Preferred. See “Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent.”

USE OF PROCEEDS
     The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.
FINANCIAL HIGHLIGHTS
     The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and the SAI. The financial information for the fiscal years ended December 31, 2007, 2006, 2005, 2004 and 2003 has been audited by                    , the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a share of beneficial interest outstanding throughout each
period:	Year Ended December 31,
	2007	2006	2005		2004		2003
Operating Performance:
Net asset value, beginning of period	$8.19	$6.98	$7.14		$6.83		$6.27

Net investment income	0.18	0.17	0.18		0.16		0.10
Net realized and unrealized gain on investments	0.62	1.84	0.45		0.99		1.17

Total from investment operations	0.80	2.01	0.63		1.15		1.27

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)	(0.02)	(0.02)		(0.06)		(0.01)
Net realized gain on investments	(0.07)	(0.08)	(0.07)		(0.03)		(0.04)

Total distributions to preferred shareholders	(0.10)	(0.10)	(0.09)		(0.09)		(0.05)

Net Increase in Net Assets Attributable to Common Shareholders
Resulting from Operations	0.70	1.91	0.54		1.06		1.22

Distributions to Common Shareholders:
Net investment income	(0.15)	(0.16)	(0.14)		(0.10)		(0.09)
Net realized gain on investments	(0.33)	(0.56)	(0.58)		(0.05)		(0.22)
Return of capital	(0.24)	—	—		(0.57)		(0.41)

Total distributions to common shareholders	(0.72)	(0.72)	(0.72)		(0.72)		(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01	0.02	0.02		0.03		0.03
Increase (decrease) in net asset value from shares issued in rights offering	—	—	—		(0.06)		0.12
Increase in net asset value from repurchase of preferred shares	0.00 (e)	—	—		0.00	(e)	—
Offering costs for preferred shares charged to paid-in capital	—	—	0.00	(e)	0.00	(e)	(0.09)
Offering costs for issuance of rights charged to paid-in capital	—	0.00 (e)	(0.00	)(e)	(0.00	)(e)	—

Total fund share transactions	0.01	0.02	0.02		(0.03)		0.06

Net Asset Value Attributable to Common Shareholders, End of Period	$8.18	$8.19	$6.98		$7.14		$6.83

Net asset value total return†	8.08%	27.46%	5.71%		13.43%		18.60%

Market value, end of period	$9.50	$9.94	$9.27		$9.30		$9.60

Investment total return††	3.42%	16.47%	7.79%		5.11%		19.86%

Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$300,210	$297,511	$259,303		$261,563		$211,507
Net assets attributable to common shares, end of period (in 000’s)	$245,617	$242,906	$204,698		$206,958		$156,507
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.03%	2.24%	2.42%		2.32%		1.52%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)	1.63%	1.75%	1.85%		2.04%		2.04%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)	1.34%	1.40%	1.47%		1.52%		1.68%
Portfolio turnover rate	13%	33%	19%		18%		28%
Preferred Stock:
5.625% Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$29,593	$29,605	$29,605		$29,605		$30,000
Total shares outstanding (in 000’s)	$1,184	$1,184	1,184		1,184		1,200
Liquidation preference per share	$25.00	$25.00	$25.00		$25.00		$25.00
Average market value (c)	$0.00	$23.80	$25.02		$24.68		$25.12
Asset coverage per share	$137.48	$136.21	$118.72		$119.75		$96.14
Auction Market Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$25,000	$25,000	$25,000		$25,000		$25,000
Total shares outstanding (in 000’s)	1	1	1		1		1
Liquidation preference per share	$25,000	$25,000	$25,000		$25,000		$25,000
Average market value (c)	$25,000	$25,000	$25,000		$25,000		$25,000
Asset coverage per share	$137,478	$136,210	$118,718		$119,752		$96,140
Asset Coverage (d)	550%	545%	475%		479%		385%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan, including the effect of shares issued pursuant to 2004 and 2003 rights offerings, assuming full subscription by shareholder.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan, including the effect of shares issued pursuant to rights 2004 and 2003 rights offerings, assuming full subscription by shareholder.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.

(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the fiscal year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common stock net of advisory fee reduction would have been 1.63% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. Custodian fee credits for the fiscal years ended December 31, 2003 through 2006 were minimal.

(c)	Based on weekly prices.

(d)	Asset coverage is calculated by combining all series of preferred stock.

(e)	Amount represents less than $0.005 per share.
THE FUND
     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized under the laws of the State of Delaware on February 25, 1999. The Fund had no operations prior to July 9, 1999, other than the sale of 7,579,739 common shares to The Gabelli Equity Trust Inc. in exchange for approximately $75 million of cash and short-term fixed income instruments. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422.
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
     The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. The remaining 20% of its assets may be invested in other securities including stocks, equity securities, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. When the Fund is invested in these instruments for temporary or defensive purposes it may not achieve its investment objective.
     The investment policy of the Fund relating to the type of securities in which 80% of the Fund’s total assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this policy.
     Although many companies in the Utility Industry traditionally pay above average dividends, the Fund intends to focus on those companies whose securities have the potential to increase in value. The Fund’s performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Fund emphasizes quality in selecting utility investments, and generally looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.
     Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

     No assurance can be given that the Fund’s investment objective will be achieved.
Investment Methodology of the Fund
     In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:
•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.
     The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.
Certain Investment Practices
     Corporate Reorganizations. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.
     Temporary Defensive Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.
     Lower Grade Securities. The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”
     Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.
     In addition, the market value of securities in lower grade securities is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.
     Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.
     As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.
     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.
     The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.
     Options. On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.
     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.
     A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.
     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.
     An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.
     Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, United States government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.
     The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to the registration requirements under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund’s investment restrictions place certain limitations and prohibitions on its ability to purchase or sell commodities or commodity contracts. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund’s outstanding preferred shares.

     Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.
     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
     Short Sales Against the Box. The Fund may from time to time make short sales of securities. The market value for the securities sold short by any one issuer will not exceed 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales. The Fund may also make short sales “against the box.” A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.
     To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
     The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.
     Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of United States government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The Securities and Exchange Commission (the “SEC”) has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.
     Leveraging. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.
     Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.
     Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.
     Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2006 and 2007 were 33% and 13%, respectively.
     Long-Term Objective. The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to benefit from short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objectives as well as the shareholder’s other investments when considering investing in the Fund.
     Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets.
     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.
     Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.
     See “Investment Objective and Policies—Investment Practices” in the SAI.
RISK FACTORS AND SPECIAL CONSIDERATIONS
     Investors should consider the following risk factors and special considerations associated with investing in the Fund:
Leverage Risk
     The Fund uses financial leverage for investment purposes by issuing preferred shares. As of December 31, 2007, the amount of leverage represented approximately 18% of the Fund’s total assets. The Series A Preferred and Series B Auction Rate Preferred have the same seniority with respect to distributions and liquidation preference. Preferred shares have seniority over common shares.
     The Fund’s use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objective and policies. The Fund cannot assure that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.
•	Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Special Risks to Holders of Fixed Rate Preferred Shares
     Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any additional series of Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.
     Market Price Fluctuation. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.
Special Risks for Holders of Variable Rate Preferred Shares
     Auction Risk. You may not be able to sell your Variable Rate Preferred Shares at an auction if the auction fails, i.e., if more Variable Rate Preferred Shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain Variable Rate Preferred Shares only at a specified rate that exceeds the rate set at the auction, you will not retain your Variable Rate Preferred Shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Variable Rate Preferred Shares, which could also affect the liquidity of your investment. Due to recent market turmoil most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity.
     Secondary Market Risk. If you try to sell your Variable Rate Preferred Shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Variable Rate Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Variable Rate Preferred Shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Variable Rate Preferred Shares will not be registered on a stock exchange. If you sell your Variable Rate Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. Due to recent market turmoil most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in a secondary market.

Common Share Distribution Policy Risk
     The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.06 per share per month. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2007, the Fund made distributions of $0.72 per common share, of which $0.23762 per share is deemed a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. A portion of the distributions to holders of common shares during three of the eight fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.
Industry Risks
     Under normal market conditions, the Fund will invest at least 80% of its total assets in foreign and domestic companies involved in the Utility Industry and, as a result, the value of the common shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.
     Sector Risk. The Fund concentrates its investments in the Utility Industry. As a result, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of securities issued by traditional utility companies may change in response to interest rate changes. There is no guarantee that this relationship will continue.
     Government Regulation. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit rate increases or that such increases will be adequate to permit the payment of dividends on common shares by companies subject to such regulatory provisions. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief.
     Various regulatory regimes also impose limitations on the percentage of the stock of a public utility held by a fund as an investment. These limitations may unfavorably restrict the ability of the Fund to make certain investments.
     Deregulation. Changing regulation constitutes one of the industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utility industry could have a positive or negative impact on the Fund. The Investment Adviser believes that certain utility companies’ fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Individual sectors of the utility market are subject to additional risks. These risks can apply to all utility companies — regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate.
     Financing. Currently, companies in the Utility Industry have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund. Historically, companies in the Utility Industry have also encountered such financing difficulties during inflationary periods.
     Equipment and Supplies. Traditional utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies.
     Electric utilities may be burdened by unexpected increases in operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.
     Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.
Long-Term Objective: Not a Complete Investment Program
     The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Non-Diversified Status
     The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a “regulated investment company,” or “RIC,” for purposes of the Code, the Fund has in the past conducted and intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:
•	not more than 25% of the market value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the its assets and not more than 10% of the outstanding voting securities of such issuer.
Market Value and Net Asset Value
     The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed shares will trade at, below or above net asset value. Shortly after the inception of the Fund, the market price of the Fund exceeded the net asset value (the “NAV”) and the premium continues today. Shareholders desiring liquidity may, subject to applicable securities laws, trade their Fund shares on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then-current NAV. Shareholders will incur brokerage or other transaction costs to sell shares.
Lower Grade Securities
     The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.” Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:
•	greater volatility;

•	greater credit risk;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.
     Fixed income securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date.
     The market value of lower rated securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.
     Ratings are relative and subjective, and are not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.
     As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.
Foreign Securities
     Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.
     There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.
     The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Special Risks of Derivative Transactions
     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:
•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.
See “Risk Factors and Special Considerations—Futures Transactions.”
Futures Transactions
     Futures and options on futures entail certain risks, including but not limited to the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
     For a further description, see “Investment Objective and Policies—Investment Practices” in the SAI.
Forward Currency Exchange Contracts
     The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objective and Policies—Investment Practices” in the SAI.
Dependence on Key Personnel
     The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.
Market Disruption Risk
     Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.
Anti-Takeover Provisions of the Fund’s Governing Documents
     The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”
Special Risks Related to Preferred Securities
     There are special risks associated with the Fund’s investing in preferred securities, including:
•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.
Interest Rate Transactions
     The Fund has entered into an interest rate swap transaction with respect to its outstanding Series B Auction Rate Preferred Shares, and may enter into an interest rate swap or cap transaction in connection with respect to all or a portion of any future series of Variable Rate Preferred Shares in order to manage the impact on its portfolio of changes in the dividend rate of such shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such Variable Rate Preferred Shares that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Investment Companies
     The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be subject to duplicative investment expenses.
Counterparty Risk
     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Loans of Portfolio Securities
     Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.
     For a further description of such loans of portfolio securities, see “Investment Objective and Policies—Certain Investment Practices—Loans of Portfolio Securities.”
Management Risk
     The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Status as a Regulated Investment Company
     The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

HOW THE FUND MANAGES RISK
Investment Restrictions
     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common shares and preferred shares voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody’s or S&P on its preferred shares. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.
Interest Rate Transactions
     The Fund has entered into an interest rate swap transaction with respect to its outstanding Series B Auction Rate Preferred Shares and may enter into interest rate swap or cap transactions in relation to all or a portion of any future series of Variable Rate Preferred Shares in order to manage the impact on its portfolio of changes in the dividend rate of such shares. Through these transactions, the Fund seeks to obtain the equivalent of a fixed rate for such Variable Rate Preferred Shares that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Shares.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its Variable Rate Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred shares dividends or distributions when due in accordance with the Articles Supplementary of the relevant series of the Variable Rate Preferred Shares even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend or distribution payments on the Variable Rate Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend or distribution payments on the Variable Rate Preferred Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Variable Rate Preferred Shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary for each series of the preferred shares, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund generally may redeem any series of Variable Rate Preferred Shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.
     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND
General
     The Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.
The Investment Adviser
     Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Fund pursuant to an investment advisory agreement (described below in “—Advisory Agreement”). The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2007, the Investment Adviser acted as registered investment adviser to 24 management investment companies with aggregate net assets of $16.8 billion. The Investment Adviser, together with other affiliated investment advisers, had assets under management totaling approximately $31.0 billion as of December 31, 2007. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.3 billion under management as of December 31, 2007. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $460 million under management as of December 31, 2007. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $24 million under management as of December 31, 2007. Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $440 million under management as of December 31, 2007.
     The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.
Payment of Expenses
     The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Advisory Agreement”) including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser.
     In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant’s services, stock exchange listing fees, expenses relating to the offering of preferred shares, rating agency fees, costs of printing proxies, share certificates and shareholder reports, charges of the custodian, any subcustodian, auction agent, transfer agent(s) and dividend disbursing agent expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund’s officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Advisory Agreement
     Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities on behalf of the Fund and manages the Fund’s other business and affairs, all subject to the supervision and direction of its Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to its shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the Fund’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund’s investment portfolio, will be an expense of the Fund under the Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2007, the Fund reimbursed the Investment Adviser $45,000 in connection with the cost of computing the Fund’s net asset value.
     The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred shares. The fee paid by the Fund may be higher when leverage in the form of preferred shares are utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the preferred shares during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. In other words, if the effective cost of the leverage for any series of preferred shares exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and may be discontinued at any time. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.
     For the year ended December 31, 2007, the Fund’s total return on the net asset value of the common shares exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred shares. Thus, management fees were accrued on these assets.
     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”
     Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.
     A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2007.

Selection of Securities Brokers
     The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. (“Gabelli & Company”) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.
Portfolio Manager
     Mario J. Gabelli is currently and has been primarily responsible for the day-to-day management of the Fund since its inception. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer — Value Portfolios for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli fund family and is a director of several funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day-to-day management of the Fund. Mr. Gabelli is also Chief Executive Officer of GGCP, Inc., as well as Chairman of the Board of Lynch Interactive Corporation, a multimedia and communication services company.
     The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.
Sub-Administrator
     PFPC Inc., (“PFPC”) with its principal office located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator for the Fund. The Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by PFPC, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by PFPC, 0.0125% of the aggregate average net assets exceeding $10 billion, and 0.01% of the aggregate average net assets in excess of $15 billion.
Regulatory Matters
     On April 24, 2008, the Investment Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Investment Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Investment Adviser and the funds. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Advisory Agreement.
     On a separate matter, in September 2005, the Investment Adviser was informed by the staff of the SEC that the staff may recommend to the SEC that an administrative remedy and a monetary penalty be sought from the Investment Adviser in connection with the actions of two of nine closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Investment Adviser believes that all of the funds are now in compliance. The Investment Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Investment Adviser or its ability to manage the Fund.

PORTFOLIO TRANSACTIONS
     Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS
     The Fund has a policy, which may be modified at any time by its Board, of paying distributions on its common shares of $0.06 per share per month. This policy permits common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell their shares. To avoid paying income tax at the corporate level, the Fund distributes substantially all of its investment company taxable income and net capital gain. In the event that the Fund’s investment company taxable income and realized capital gains exceed the total of the Fund’s monthly distributions, the Fund intends to pay such excess once a year.
     If, for any calendar year, the total distributions exceed current and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will be taxable to the shareholder as capital gain.
     In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets more than otherwise and, therefore, have the likely effect of increasing its expense ratio more than otherwise, as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
     The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time or market price per share of common shares at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with such shares’ terms.
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN
     Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.
Enrollment in the Plan
     It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Plan. The Plan authorizes the Fund to issue common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to NAV. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Utility Trust
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds NAV at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the NAV of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at NAV if, following the commencement of such purchases, the market value of the common shares exceed the then current NAV.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Plan.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Plan.
DESCRIPTION OF THE SHARES
     The following is a brief description of the terms of the Fund’s shares. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the Governing Documents.
Common Shares
     The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board. The Board has authorized issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the common shares of the Fund as described below.
     The common shares of the Fund are listed on the NYSE under the symbol “GUT” and began trading July 9, 1999. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2006 through December 31, 2006 was 125,069 shares. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2007 through December 31, 2007 was 79,967 shares.
     Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Over the Fund’s eight year history, the range fluctuated from a 59% premium in July 2003 to a 3% discount in November 2000. Shortly after the inception of the Fund, the market price of the Fund exceeded the NAV and the premium continues today. As of March 31, 2008, the Fund trades at a 33.8% premium to its NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.
     The Fund is a closed-end, management investment company and, as such, its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Fund’s Board has determined that such repurchase may be made when the common shares are trading at a discount of 10% (or such other percentage as the Board may determine from time to time) or more from NAV. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC.
     When the Fund repurchases its common shares for a price below its NAV, the NAV of the common shares that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding common shares will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common shares will reduce the net income of the Fund.
     Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Plan. For a more detailed discussion of the Plan, see “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”
Preferred Shares
     Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of March 31, 2008, the Fund had outstanding 1,183,700 shares of Series A Preferred and 1,000 shares of Series B Auction Rate Preferred.
     At all times, holders of shares of the Fund’s preferred shares outstanding, voting as a single class, will be entitled to elect two members of the Fund’s Board, and holders of the preferred shares and common shares, voting as a single class, will elect the remaining directors. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”
     Distributions on the Series A Preferred accumulate at an annual rate of 5.625% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series A Preferred is rated “Aaa” by Moody’s. The Fund’s outstanding Series A Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund beginning July 31, 2008. The Series A Preferred is listed and traded on the NYSE under the symbol “GUT PrA.”
     Distributions on the Series B Auction Rate Preferred accumulate at a variable rate, usually set at a weekly auction. The Series B Auction Rate Preferred is rated “Aaa” by Moody’s and “AAA” by S&P. The liquidation preference of the Series B Auction Rate Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series B Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series B Auction Rate Preferred is not traded on any public exchange.
     If the Fund issues any additional series of preferred shares, it will pay dividends to the holders at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in the Prospectus Supplement accompanying each preferred stock offering.
     The following table shows (i) the classification of shares, (ii) the number of shares authorized in each class and (iii) the number of shares outstanding in each class as of March 31, 2008.

Title Of Class	Amount Authorized	Amount Outstanding
Common Shares	unlimited	30,111,729

Series A Preferred	unlimited	1,183,700

Series B Auction Rate Preferred	unlimited	1,000

     As of March 31, 2008, the Fund does not hold any shares for its account.
     Upon a liquidation, each holder of preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other class of capital shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of preferred shares ranks on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and is junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carries one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of capital shares senior to the preferred shares.
Recent Market Events
Due to recent market turmoil most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. If the number of Series B Preferred subject to bid orders by potential holders is less than the number of Series B Preferred subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. These failed auctions have been an industry wide problem and may continue to occur in the future. Any current or potential holder of auction-rate preferred shares faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her shares through the auction process.
     Rating Agency Guidelines. Upon issuance, the preferred shares may be rated or unrated. If rated, the preferred shares may have any credit quality, from “Aaa” to “C” by Moody’s and/or “AAA” to “D” by S&P or the equivalent from other statistical rating organizations. If the Fund issues preferred shares rated by Moody’s or S&P, the Fund expects that it will be required under Moody’s and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares with respect to the separate guidelines Moody’s and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund’s common shares) less (ii) the Fund’s (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.
     If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “—Redemption.”
     The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s and S&P (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.
     Among the modifications or amendments of the Statements of Preferences that would not be held to adversely affect the rights and preferences of the preferred shares would be the following:
•	a modification of the definition of the maximum rate to increase the percentage amount by which the applicable LIBOR rate or treasury index rate is multiplied to determine the maximum rate or increase the spread added to the applicable LIBOR rate or treasury index rate; or

•	a modification of the calculation of the adjusted value of the Fund’s eligible assets or the basic maintenance amount (or of the elements and terms of each of them or the definitions of such elements or terms).
     As described by Moody’s and S&P, the ratings assigned to each series of preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each such series. The ratings on these series of preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.
     The rating agency guidelines apply to each series of preferred shares only so long as such rating agency is rating such series at the request of the Fund. The Fund pays fees to Moody’s and S&P for rating the preferred shares.
     Asset Maintenance Requirements. In addition to the requirements summarized under “—Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding. The Fund is required under the Statement of Preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or shares, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, the Fund may, and in certain circumstances will be required to, mandatorily redeem shares of preferred shares sufficient to satisfy such asset coverage. See “—Redemption” below.
     Distributions. In connection with the offering of one or more additional series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate, holders of such Fixed Rate Preferred Shares will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.
     In the alternative, the Prospectus Supplement may state that the holders of one or more series of Variable Rate Preferred Shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period. The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set forth in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate.

Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods,” as described below under “—Designation of Special Dividend Periods.”
     Distribution Payments. Except as described below, the dividend payment date for a series of Variable Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See “—Designation of Special Dividend Periods” for a discussion of payment dates for a special dividend period.
     If a dividend payment date for a series of Variable Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:
•	the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.
     Determination of Dividend Rates. The Fund computes the distributions per share for a series of Variable Rate Preferred Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.
     Maximum Rate. The dividend rate for a series of Variable Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable “maximum rate.” The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody’s and S&P on the auction date for such period (as set forth in the table below). If Moody’s and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.
     The “LIBOR Rate,” as described in greater detail in the Articles Supplementary, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the preferred shares.
     The “Treasury Index Rate,” as described in greater detail in the Articles Supplementary, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the preferred shares.

		Applicable
Credit Ratings		Percentage	Applicable Spread
Moody’s	S&P

Aaa	AAA	150%	1.50%
Aa3 to Aa1	AA– to AA+	250%	2.50%
A3 to A1	A– to A+	350%	3.50%
Baa1 or lower	BBB+ or lower	550%	5.50%
     If the Fund maintains an “AAA” and/or “Aaa” rating on the preferred shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

			Method Used to
	Maximum Applicable	Maximum Applicable	Determine the
	Rate Using the	Rate Using the	Maximum Applicable
Reference Rate	Applicable Percentage	Applicable Spread	Rate
1%	1.50%	2.50%	Spread
2%	3.00%	3.50%	Spread
3%	4.50%	4.50%	Either
4%	6.00%	5.50%	Percentage
5%	7.50%	6.50%	Percentage
6%	9.00%	7.50%	Percentage
     There is no minimum dividend rate in respect of any dividend period.
     Effect of Failure to Pay Distributions in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of Variable Rate Preferred Shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).
     The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.

     Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund’s leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.
     Any designation of a special dividend period for a series of Variable Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the Governing Documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the Governing Documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred shares at the request of the Fund.
     The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.
     Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.
Restrictions on Dividends and Other Distributions for the Preferred Shares
     So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:
•	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “—Rating Agency Guidelines” and “—Asset Maintenance Requirements.”
     No full distribution will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.
Redemption
     Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:
•	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

•	the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.
     The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Statements of Preference of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any additional series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of preferred shares having a dividend period of more than one year) any applicable redemption premium determined by the Board and included in the Articles Supplementary.
     The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage).
     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.
     If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Charter, the 1940 Act, and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If fewer than all shares of a series of preferred shares are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.
     Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Charter, the 1940 Act and Delaware law.
     Optional Redemption of Variable Rate Preferred Shares. The Fund generally may redeem Variable Rate Preferred Shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such preferred shares having a dividend period of more than one year, the redemption price per share will equal the liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the limitations of the Charter, the 1940 Act and Delaware law.
     Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days, in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Articles Supplementary under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.
     The holders of preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.
Liquidation Rights
     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.
Voting Rights
     Except as otherwise stated in this Prospectus, specified in the Fund’s Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

     In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable Statement of Preferences creating such shares, then the number of Trustees constituting the Board automatically will be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.
     So long as any preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund’s Governing Documents whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights, preferences or powers expressly set forth in the Governing Documents with respect to such preferred shares, unless the Fund obtains written confirmation from Moody’s, S&P or any such other rating agency then rating the preferred shares that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the preferred shares, in which case the vote or consent of the holders of the preferred shares are not required. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the rights, preferences or powers expressly set forth in the Charter with respect to such shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). For purposes of this paragraph, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) adversely alters or abolishes any preferential right of such series; (ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series.
     Unless a higher percentage is required under the Governing Documents or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Objective and Policies” and “Investment Restrictions” in this prospectus and the SAI. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the phrase “vote of the holders of a majority of the outstanding preferred shares” (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares, and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of preferred shares pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the preferred shares.
     The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and/or S&P (or such other rating agency then rating the preferred shares at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred shares.
     The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.
Limitation on Issuance of Preferred Shares
     So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are shares, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.
     The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Charter and applicable law, and in the best interest of existing common shareholders.
     Book Entry. Shares of Fixed Rate Preferred Shares sold through this offering will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of such shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights.
     Shares of Variable Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of Variable Rate Preferred Shares will be registered. The Fund will treat Cede & Co. as the holder of record of such shares for all purposes.
ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS
     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, or (iii) the ability of the Fund’s trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s trustees expires each year, one class of the

Fund’s trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See “Trustees and Officers.” A trustee of the Fund may be removed with or without cause by 66 2/3% of the votes entitled to be cast for the election of such trustees. Special voting requirements also apply to mergers into or a sale of all or substantially all of the Fund’s assets and conversion of the Fund into an open-end fund (or other closed-end fund commonly known as an “interval fund”). These special voting requirements are 75% of the outstanding voting shares (together with a separate vote by the holders of any preferred shares outstanding). In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:
•	the merger or consolidation of the Fund with or into any other corporation;

•	the issuance of any securities of the Fund to any person or entity for cash;

•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

•	the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

•	the purchase of the Fund’s common shares by the Fund from any other person or entity;
if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.
     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.
CLOSED-END FUND STRUCTURE
     The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other shares at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.
     Shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.
NET ASSET VALUE
     For purposes of determining the Fund’s NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales such day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The Fund obtains valuation on the basis of prices provided by one or more pricing services approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have had more than a minimal effect on the Fund’s asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.
TAXATION
     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth herein do not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund
     The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:
(i)	The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of shares, securities or foreign currencies, and other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)	The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.
     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.
Taxation of Shareholders
     Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-

term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.
     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the Federal rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.
     Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.
     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
     The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.
     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND DISBURSING AGENT
     Mellon Trust of New England, N.A., located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

     Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Plan and as transfer agent and registrar with respect to the common shares of the Fund.
     Computershare also serves as the Fund’s transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.
     The Bank of New York, located at 100 Church Street, New York, New York 10286, also serves as the Fund’s auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Auction Rate Preferred.
PLAN OF DISTRIBUTION
     We may sell shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.
     The distribution of our shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the NAV per share, exclusive of any underwriting commissions or discounts, of our common shares.
     We may sell our shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.
     In connection with the sale of our shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.
     If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.
     Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.
     If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
     In order to comply with the securities laws of certain states, if applicable, our shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
LEGAL MATTERS
     Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 in connection with the offering of the preferred shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                          serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund.                     is located at                    .
ADDITIONAL INFORMATION
     The Fund is subject to the informational requirements of the Securities Act of 1934 (the “1934 Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.
     The Fund’s common shares and Series A Preferred are listed on the NYSE. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York, 10005.
     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND
     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
     An SAI dated as of                      , 2008, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

$100,000,000
The Gabelli Utility Trust
Preferred Shares

PROSPECTUS
                    , 2008

Filed Pursuant to Rule 497
Registration Statement No.                     -
PROSPECTUS SUPPLEMENT
(To Prospectus dated                     , 2008)
                     Shares
[GRAPHIC OMITTED]
Series                      Preferred Shares
     We are offering for sale                     shares of our Series ___Preferred Shares, par value $0.001 per share. Our common shares are traded on the New York Stock Exchange under the symbol “GUT.”
     You should review the information set forth under “Risk Factors and Special Considerations” on page ___of the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total (1)

Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $___
     The Series                      Preferred Shares will be ready for delivery on or about                      ,                     .
     You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).
     Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.
                     ,

Prospectus Supplement

Page
TERMS OF THE SERIES PREFERRED SHARES	P-3

USE OF PROCEEDS	P-4

UNDERWRITING	P-4

LEGAL MATTERS	P-4

TERMS OF THE SERIES—PREFERRED SHARES

Dividend Rate	The dividend rate [for the initial dividend period](1) will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , , and , commencing .](2) The payment date for the initial dividend period will be .](1)

[Regular Dividend Period	Regular dividend periods will be days.](1)

[Regular Auction Date	Auctions will be held on .](1)

Liquidation Preference	$ per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .](2)

[Stock Exchange Listing](2)

[Rating	It is a condition of issuance that the preferred shares be rated [ ] by [ ]]

(1)	Applicable only if the preferred shares being offered are Auction Rate Preferred Shares.

(2)	Applicable only if the preferred shares being offered are Fixed Rate Preferred Shares.

USE OF PROCEEDS
     We estimate the total net proceeds of the offering to be $                     , based on the public offering price of $                      per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.
     The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.
UNDERWRITING
     [To Come]
LEGAL MATTERS
     Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund in connection with the offering of the preferred shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by                     .

Dated                     , 2008
THE GABELLI UTILITY TRUST
STATEMENT OF ADDITIONAL INFORMATION
     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
     The Gabelli Utility Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). The Fund commenced investment operations on July 9, 1999. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund.
     This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2008, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s shares, and investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the prospectus and any supplement, may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (http://www.sec.gov) at no charge.
     This SAI is dated                     , 2008.

Page
THE FUND	A-1

INVESTMENT OBJECTIVE AND POLICIES	A-1

INVESTMENT RESTRICTIONS	A-11

MANAGEMENT OF THE FUND	A-12

AUCTIONS FOR AUCTION RATE PREFERRED SHARES	A-21

PORTFOLIO TRANSACTIONS	A-24

REPURCHASE OF COMMON SHARES	A-25

PORTFOLIO TURNOVER	A-25

TAXATION	A-25

BENEFICIAL OWNERS	A-30

GENERAL INFORMATION	A-30

Appendix A — Proxy Voting Policies and Procedures	A-33

     The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, Washington D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office at no charge.
THE FUND
     The Fund was organized under the laws of the State of Delaware on February 25, 1999 and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment operations commenced on July 9, 1999. The common shares of the Fund are listed and traded on the New York Stock Exchange (the “NYSE”) under the symbol “GUT.” The Fund’s 5.625% Series A Cumulative Preferred Shares (the “Series A Preferred”) are listed and traded on the NYSE under the symbol “GUT PrA.”
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
     The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). See “Investment Objective and Policies” in the Prospectus.
Investment Practices
     Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.
     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.
     Temporary Investments. Although under normal market conditions at least 80% of the Fund’s total assets will consist of common stock and other securities of foreign and domestic companies involved in the Utility Industry, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities (“U.S. Government Securities”); commercial paper rated A-1 or higher by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”); and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Fund are subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions.” As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested.
     Lower Grade Securities. The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”
     Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.
     In addition, the market value of securities in lower grade securities is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”). Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.
     Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.
     The Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.
     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.
     The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.
     Options. The Fund may, subject to guidelines of the Board of Trustees of the Fund (the “Board”), purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the United States over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.
     A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.
     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.
     An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.
     A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or until the Fund delivers the underlying security upon exercise or otherwise covers the position.
     In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks.
     Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.
     Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.
     Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.
     The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.
     Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

     Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.
     A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.
     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.
     Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.
     The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund’s custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.
     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.
     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.
     If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.
     Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.
     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.
     Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to lock in the price in U.S. dollars of the securities it intends to acquire.
     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.
     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
     Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund’s investment restrictions place certain limitations and prohibitions on the Fund’s ability to purchase or sell commodities or commodity contracts. See “Investment Restrictions.” Under these restrictions, the Fund may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund’s total assets and (ii) the aggregate market value of the Fund’s outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of the Fund’s total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund’s preferred shares.
     Special Risk Considerations Relating to Futures and Options Thereon. The ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.
     In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
     Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the

U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.
     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.
     Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
     Repurchase Agreements. The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.
     If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.
     Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. The Fund’s ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund’s outstanding preferred shares.
     A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.
     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities.
     The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.
     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
     The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
     To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company (“State Street”), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
     Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Adviser. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.
INVESTMENT RESTRICTIONS
     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund along with the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:
(1)	invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. government securities.

(2)	purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(3)	make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

(4)	borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

(5)	issue senior securities, except to the extent permitted by applicable law.

(6)	underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act 1933, (the “1933 Act”) in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.
With respect to (1) above, the Fund invests 25% or more of its total assets in the securities of issuers in the Utility Industry.
MANAGEMENT OF THE FUND
Trustees and Officers
     The business and affairs of the Fund are managed under the direction of its Board, and the day-to-day operations are conducted through or under the direction of its officers.
     The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies. Trustees who are “interested persons” of the Fund, as defined by the 1940 Act, are listed under the caption “Interested Trustee.”
Trustees

	TERM OF
	OFFICE AND			NUMBER OF
NAME, POSITION WITH	LENGTH OF			PORTFOLIOS IN FUND
THE FUND, AGE AND	TIME	PRINCIPAL OCCUPATION(S)	OTHER DIRECTORSHIPS	COMPLEX OVERSEEN
BUSINESS ADDRESS[1]	SERVED[2]	DURING PAST FIVE YEARS	HELD BY TRUSTEE	BY TRUSTEE
INTERESTED TRUSTEES[3]:

Mario J. Gabelli Trustee and Chief Investment Officer Age: 65	Since 1999*	Chairman and Chief Executive Officer of GAMCO Investors, Inc.; Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the GAMCO/Gabelli Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corporation (multimedia and communication services company)	26

John D. Gabelli Trustee Age: 63	Since 1999**	Senior Vice President of Gabelli & Company, Inc.	Director of GAMCO Investors, Inc.	10

NON-INTERESTED TRUSTEES:

Thomas E. Bratter Trustee Age: 68	Since 1999*	Director, President and Founder of The John Dewey Academy (residential college preparatory therapeutic high school).	None	4

Anthony J. Colavita(4) Trustee Age: 72	Since 1999***	Partner in the law firm of Anthony J. Colavita, P.C.	None	35

James P. Conn(4) Trustee Age: 69	Since 1994**	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998).	None	16

Vincent D. Enright Trustee Age: 64	Since 1999*	Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corporation (public utility) (1994-1998).	None	15

Frank J. Fahrenkopf, Jr. Trustee Age: 68	Since 1999***	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Chairman of the Republican National Committee (1983-1989).	None	5

	TERM OF
	OFFICE AND			NUMBER OF
NAME, POSITION WITH	LENGTH OF			PORTFOLIOS IN FUND
THE FUND, AGE AND	TIME	PRINCIPAL OCCUPATION(S)	OTHER DIRECTORSHIPS	COMPLEX OVERSEEN
BUSINESS ADDRESS[1]	SERVED[2]	DURING PAST FIVE YEARS	HELD BY TRUSTEE	BY TRUSTEE
Robert J. Morrissey Trustee Age: 68	Since 1999***	Partner in the law firm of Morrissey, Hawkins & Lynch.	None	6

Anthony R. Pustorino Trustee Age: 82	Since 1999**	Certified Public Accountant; Professor Emeritus, Pace University.	Director of The LGL Group, Inc. (diversified manufacturing)	14

Salvatore J. Zizza Trustee Age: 62	Since 1994***	Chairman of Zizza & Co., Ltd. (consulting).	Director of Hollis-Eden Pharmaceuticals (biotechnology) and Earl Scheib, Inc. (automotive services)	26
Officers

Name, Positions with the
Fund, Age, and Business
Address(1)	Length of time Served	Principal Occupation(s) During Past Five Years
Bruce N. Alpert President Age: 56	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Director and President of Gabelli Advisers, Inc. since 1998; Officer of most of the registered investment companies in the Gabelli/GAMCO Funds complex.

Peter D. Goldstein Chief Compliance Officer Age: 54	Since 2004	Director of Regulatory Affairs for GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset Management from 2000 to 2004.

Agnes Mullady Treasurer and Principal Financial Officer Age: 49	Since 2006	Vice President of Gabelli Funds, LLC since 2007; Officer of all registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Office of Excelsior Funds from 2004-2005; Chief Financial Officer of AMIC Distribution Partners from 2002-2004.

David I. Schachter Vice President Age: 54	Since 1999	Vice President of the Fund since 1999; Vice President of The Gabelli Global Utility & Income Trust since 2004.

1	Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2	The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2010 Annual Meeting of Shareholders and until his successors is duly elected and qualified.

**	Term expires at the Fund’s 2009 Annual Meeting of Shareholders and until his successors is duly elected and qualified.

***	Term expires at the Fund’s 2008 Annual Meeting of Shareholders and until his successors is duly elected and qualified.

3	“Interested person” of the Fund is defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with the Investment Adviser and Gabelli & Company, which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.

4	As a Trustee, elected solely by holders of the Fund’s preferred shares.
Beneficial Ownership of Shares Held in the Fund and the Fund Complex for Each Trustee
          Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.

Aggregate Dollar Range
	Dollar Range of	of Equity Securities in all
	Equity	Registered Investment
	Securities in the	Companies in the Gabelli
Name of Trustee	Fund(1)	Fund Complex(1)(2)
Interested Trustees
Mario J. Gabelli	Over $100,000	Over $100,000
John D. Gabelli	None	Over $100,000
Disinterested Trustees
Thomas E. Bratter	None	Over $100,000
Anthony J. Colavita	$50,001-$100,000	Over $100,000
James P. Conn	$50,001 - $100,000	Over $100,000
Vincent D. Enright	None	Over $100,000
Frank J. Fahrenkopf, Jr.	None	$1-$10,000
Robert J. Morrissey	None	Over $100,000
Anthony R. Pustorino	$10,001-$50,000	Over $100,000
Salvatore J. Zizza	Over $100,000	Over $100,000

(1)	This information has been furnished by each Trustee as of December 31, 2007. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

(2)	The “Fund Complex” includes all the funds that are considered part of the same fund complex as the Fund because they have a common or affiliated investment adviser.
          The Trustees serving on the Fund’s Nominating Committee are Messrs. Zizza (Chairman), Colavita, and Enright. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2007. The Fund does not have a standing compensation committee.
          Messrs. Pustorino (Chairman), Colavita and Enright serve on the Fund’s Audit Committee and these Trustees are not “interested persons” of the Fund as defined in the 1940 Act. The Audit Committee generally is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and, as appropriate, internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the year ended December 31, 2007, the Audit Committee met twice.
Remuneration of Trustees and Officers
          The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $6,000 per year plus $500 per meeting attended in person and by telephone, including committee meetings, together with the Trustee’s actual out-of-pocket expenses relating to his attendance at such meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. Trustees who are trustees or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
          The following table shows the compensation that the Trustees earned in their capacity as Trustees during the year ended December 31, 2007. The table also shows, for the year ended December 31, 2007, the compensation Trustees earned in their capacity as Directors/Trustees for other funds in the Gabelli Fund Complex.
Compensation Table for the Year Ended December 31, 2007

		Aggregate
		Compensation
		From the Fund
		and
	Compensation	Fund Complex
Name of Trustee	From the Fund	Paid to Trustees*
Interested Trustee
Mario J. Gabelli	$0	$0
Disinterested Trustees
Thomas E. Bratter	$8,000	$39,500
Anthony J. Colavita	$9,500	$225,000
James P. Conn	$8,000	$104,750
Vincent D. Enright	$9,542	$96,997
Frank J. Fahrenkopf, Jr.	$8,000	$60,500
Robert J. Morrissey	$7,500	$40,500
Anthony R. Pustorino	$12,000	$141,500
Salvatore J. Zizza	$10,531	$166,250

*	Represents the total compensation paid to such persons during the year ended December 31, 2007 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
Limitation of Trustees’ and Officers’ Liability
          Subject to limitations imposed by the 1940 Act, the Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
Investment Management
          The Investment Adviser, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2007, the Investment Adviser acted as registered investment adviser to 24 management investment companies with aggregate net assets of $16.8 billion. The Investment Adviser, together with other affiliated investment advisers, had assets under management totaling approximately $31.0 billion as of December 31, 2007. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.3 billion under management as of December 31, 2007. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $460 million under management as of December 31, 2007. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $24 million under management as of December 31, 2007. Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $440 million under management as of December 31, 2007.
          The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.
          The Investment Adviser will provide a continuous investment program for the portfolios of the Fund and oversee the administration of all aspects of the Fund’s business and affairs. The Investment Adviser has sole investment discretion for the assets of the Fund under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.
Investment Advisory Agreements
          Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon each the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Fund may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or trustees may be minority shareholders of the Investment Adviser or its affiliates.
          Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the NAV of its shares. All expenses of computing the NAV of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2007, the Fund paid or accrued $45,000 to the Investment Adviser in connection with the cost of computing the Fund’s NAV.
          The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred shares. The fee paid by the Fund may be higher when leverage in the form of preferred shares are utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the preferred shares during the fiscal year if the total return of the NAV of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. In other words, if the effective cost of the leverage for any series of preferred shares exceeds the total return (based on NAV) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and may be discontinued at any time. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.
          The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”
          Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund’s Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved most recently by the Board on February 22, 2007. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.
          A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Fund is available in the semi-annual report to shareholders for the six months ended June 30, 2007.
          For each of the years ended December 31, 2005, December 31, 2006 and December 31, 2007, the Investment Adviser was paid $2,648,325, $2,739,387 and $3,002,900, respectively, for advisory and administrative services rendered to the Fund.
Portfolio Manager Information
          Other Accounts Managed
          The information below lists other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the year ended December 31, 2007.

# of
				Accounts	Total
				Managed	Assets
				with	with
				Advisory	Advisory
		Total		Fee	Fee
Name of Portfolio		# of Accounts	Total	Based on	Based on
Managers	Type of Accounts	Managed	Assets	Performance	Performance
Mario J. Gabelli	Registered Investment Companies:	23	$15.6 billion	6	$5.3 billion

	Other Pooled Investment Vehicles:	12	$269.6 million	11	$188.6 million

	Other Accounts:	1,991	$110.6 billion	6	$1.6 billion
          Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
          Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.
          Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts primarily managed by other portfolio managers of the Investment Adviser and its affiliates.
          Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.
          Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Investment Adviser with brokerage and research services. These services may be more beneficial to certain funds or accounts of the Investment Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Investment Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. Because of Mr. Gabelli’s position with, and his indirect majority ownership interest in, an affiliated broker dealer, Gabelli & Company, he may have an incentive to use Gabelli & Company to execute portfolio transactions for the Fund even if using Gabelli & Company is not in the best interest of the Fund.
          Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Investment Adviser’s compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee-based accounts than with non-performance-based accounts. In addition, he has investment interests in several of the funds managed by the Investment Adviser and its affiliates.
     The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise. In Mr. Bryan’s case, his compensation is not affected by changes in assets of the Fund while it is for other accounts that he manages.
     Compensation Structure. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred shares (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.
     Ownership of Shares in the Fund
     As of December 31, 2007, the portfolio manager of the Fund owned the following amounts of equity securities of the Fund.

Name	Dollar Range of Equity Securities Held in Fund

Mario J. Gabelli	Over $1,000,000
Portfolio Holdings Information
     Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under forms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Board. These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.
     Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):
(1)	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2)	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;

(3)	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board; the Fund’s anticipated service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;

(4)	To firms providing proxy voting and other proxy services, provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5)	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and to reporting to the Board at the next quarterly meeting; and

(6)	To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.
     Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.
AUCTIONS FOR AUCTION RATE PREFERRED SHARES
Summary of Auction Procedures
     The following is a brief summary of the auction procedures for preferred shares that are auction rate preferred shares. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund’s Charter, including the provisions of the Articles Supplementary establishing any series of auction rate preferred shares.

     The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate. If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your shares: sell, bid and hold.
•	If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period’s rate will be.

•	If you enter a bid (or “hold at a rate”) order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period’s rate is less than the rate you specify.

•	If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period’s rate will be.
     You may enter different types of orders for different portions of your auction rate preferred shares. You may also enter an order to buy additional auction rate preferred shares. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates. If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.
     If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.
     Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to submit orders from existing or potential holders of auction rate preferred shares. A broker-dealer’s failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder’s failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.
     The auction agent after each auction for the auction rate preferred shares will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.
     If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.
     If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale than there are buyers for those shares.
     If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an “all hold” auction and the dividend rate for the next dividend period will be the “all hold rate,” which is 80% of the “AA” Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the auction rate preferred shares.
     The auction procedures include a pro rata allocation of auction rate preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.
     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers’ broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this SAI, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.
     The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.
     If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.
     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of auction rate preferred shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.6%	Bid order at 4.6% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.4%	Bid order at 4.4% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.5%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.4%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.6%
     The lowest dividend rate that will result in all 1,000 shares of auction rate preferred shares continuing to be held is 4.5% (the offer by D). Therefore, the dividend rate will be 4.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.
Secondary Market Trading and Transfer of Auction Rate Preferred Shares
     The underwriters shall not be required to make a market in the auction rate preferred shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the auction rate preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The auction rate preferred shares will not be registered on any stock exchange. Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.
     You may sell, transfer, or otherwise dispose of the auction rate preferred shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer or purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.
     Due to recent market turmoil most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. If the number of Series B Preferred subject to bid orders by potential holders is less than the number of Series B Preferred subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. These failed auctions have been an industry wide problem and may continue to occur in the future. Any current or potential holder of auction-rate preferred shares faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her shares through the auction process.
PORTFOLIO TRANSACTIONS
     Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund’s Board has determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.
     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.
     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.
     For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, the Fund paid a total of $188,841, $114,197 and $114,926, respectively, in brokerage commissions, of which Gabelli & Company and its affiliates received, $131,324, $63,264 and $62,379, respectively. The amount received by Gabelli & Company and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2007 represented approximately 54.28% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 65.47% of the aggregate dollar amount of transactions by the Fund for such period.
REPURCHASE OF COMMON SHARES
     The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund’s common shares are trading at a discount of 10% (or such other percentage as the Board may determine from time to time) or more from NAV. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.
     When the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively.
PORTFOLIO TURNOVER
     The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2006 and December 31, 2007 were 33% and 13%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders, as applicable. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders.
TAXATION
     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth herein do not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund
     The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (a “RIC”). Accordingly, the Fund will, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which the Fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
     The investments of the Fund in partnerships, including Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.
     As a RIC, the Fund generally is not or will not be, as the case may be, subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which a fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.
     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are received.
     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.
     Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
     Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.
     Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject such fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”
     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.
     As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.
     If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.
     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.
Foreign Taxes
     Since the Fund may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 35% of its total assets in foreign securities. As long as the Fund continues to invest less than 35% of its assets in foreign securities it will not be eligible to elect to “pass-through” to shareholders of a fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.
Taxation of Shareholders
     The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.
     Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if designated by the Fund, may, however, qualify (provided holding period and other requirements are met by the Fund and its shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) for taxable years beginning on or before December 31, 2010, as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of generally 15% (currently 0% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain is currently 15% (for individuals in lower brackets). The maximum rate on long-term capital gain is scheduled to rise to 20% for gains realized in taxable years beginning after December 31, 2010. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). Investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.
     If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” any loss on the sale or exchange of shares in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 5% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
     The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.
     Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.
     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
     Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
     Upon a sale, exchange, redemption or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
     Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.
     Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.
     Shareholders will receive, if appropriate, various written notices after the close of each of the Fund’s taxable years regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
     If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Dividends paid or distributions made by the Fund to shareholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.
     In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.
Backup Withholding
     The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of shares of the Fund.
BENEFICIAL OWNERS
     As of April 30, 2008, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding common shares or preferred shares.
     As of April 30, 2008, the Trustees and Officers of the Fund as a group beneficially owned approximately 2% of the Fund’s outstanding common shares and less than 1% of the Fund’s outstanding Series A preferred.
GENERAL INFORMATION
Book-Entry-Only Issuance
     The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.
     DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency”

registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.
     Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.
     DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.
     Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
     Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.
     DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.
Proxy Voting Procedures
     The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the Securities and Exchange Commission’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics
The Fund and the Investment Adviser have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the SEC at 202-551-8090. The Code of Ethics is also available on the EDGAR database on the SEC’s Internet web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.
Joint Code of Ethics for Chief Executive and Senior Financial Officers
     The Fund and the Investment Adviser have adopted a code of conduct for the principal executive and financial officers. This code of conduct sets forth policies to guide the principal executive and financial officers in the performance of their duties. The code of conduct is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The code of conduct is also available on the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov, and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.
Financial Statements
     The audited financial statements included in the annual report to the Fund’s shareholders for the year ended December 31, 2007, together with the report of                      for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report and semi-annual report to shareholders. All other portions of the annual report and semi-annual report to shareholders are not incorporated herein by reference and are not part of the registration statement.
Independent Registered Public Accounting Firm
                                              serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund.                                         is located at                                         .

APPENDIX A
GAMCO INVESTORS, INC. and AFFILIATES
The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers the principal underwriter, or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I.	Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services, and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     — Operations
     — Legal Department
     — Proxy Department
     — Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.
     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
     [Adviser name]
     Attn: Proxy Voting Department
     One Corporate Center
     Rye, New York 10580-1422
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures

1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (VAFs) — Issued by Broadridge. VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.
PROXY EDGE records include:
     Security Name and Cusip Number
     Date and Type of Meeting (Annual, Special, Contest) Client Name
     Adviser or Fund Account Number
     Directors’ Recommendation
     How GAMCO voted for the client on each issue The rationale for the vote when it is appropriate
Records prior to the institution of the PROXY EDGE system include:
     Security name
     Type of Meeting (Annual, Special, Contest)
     Date of Meeting
     Name of Custodian
     Name of Client
     Custodian Account Number
     Adviser or Fund Account Number
     Directors’ recommendation

     How the Adviser voted for the client on each issue
     Date the proxy statement was received and by whom Name of person posting the vote
     Date and method by which the vote was cast
•	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following ways:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by the mailing of the original form.

•	When a solicitor has been retained, that person is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). Lead time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested. All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting, along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the votes have previously been cast, if the votes have been rescinded, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.
BOARD OF DIRECTORS
The Advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:
- Paying greenmail
- Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of authorized shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
     - Stock split
     - Stock option or other executive compensation plan
     - Finance growth of company/strengthen balance sheet
     - Aid in restructuring
     - Improve credit rating
     - Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.
CUMULATIVE VOTING
In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.
We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.
As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s anti-takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

PART C
OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
(1)	Financial Statements(1)
(a)	Statement of Assets and Liabilities

(b)	Statement of Operations

(c)	Statement of Changes in Net Assets

(d)	Notes to Financial Statements

(e)	Report of Independent Registered Public Accounting Firm
(2)	Exhibits
(a)	(1) Amended and Restated Agreement and Declaration of Trust of Registrant(2)

(2) Statement of Preferences with respect to the 5.625% Series A Cumulative Preferred Shares(3)

(3) Statement of Preferences with respect to the Series B Auction Rate Cumulative Preferred Shares(3)
(b)	Amended and Restated By-Laws of Registrant(4)

(c)	Not applicable

(d)	(1) Form of Registrant’s Common Share Certificate(5)

(2) Form of Registrant’s 5.625% Series A Cumulative Preferred Share Certificate(3)

(3) Form of Registrant’s Series B Auction Market Preferred Share Certificate(3)

(4) Form of Subscription Certificate(5)

(5) Form of Notice of Guaranteed Delivery(5)

(6) Form of Subscription, Distribution and Escrow Agency Agreement(5)
(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(6)

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(6)

(h)	Form of Underwriting Agreement(7) (i) Not applicable

(j)	(1) Form of Custodian Contract between Registrant and Boston Safe Deposit and Trust Company (later assigned to State Street Bank & Trust Company)(6)(8)

(2) Form of Custodian Fee Schedule between Registrant and Boston Safe Deposit and Trust Company(6)(8)
(k)	(1)Form of Registrar, Transfer Agency and Service Agreement between Registrant and Equiserve Trust Company, N.A. (6)

(2) Form of Auction Agency Agreement(3)

(3) Form of Broker-Dealer Agreement(3)

(4) Form of DTC Agreement(3)
(l)	Opinion and Consent of Willkie Farr & Gallagher LLP with respect to legality(7)

(m)	Not applicable

(n)	(1) Consent of Independent Registered Public Accounting Firm(7)

(2) Powers of Attorney(10)
(o)	Not applicable

(p)	Not applicable

(q)	Codes of Ethics of the Trust and the Advisor(9)

(1)	Incorporated by reference to the Registrant’s semi-annual report filed September 6, 2007 on Form N-CSRS (File No. 811-09243) and the Registrant’s annual report filed March 7, 2007 on Form N-CSR (File No. 811-09243).

(2)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on May 21, 1999.

(3)	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on July 24, 2003.

(4)   Incorporated by reference from the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on August 19, 1999.
(5)   Incorporated by reference from the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on October 14, 2004.
(6)   Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, filed with the Securities and Exchange Commission on March 31, 1999.
(7)   To be filed by amendment.
(8)   Subsequently assigned to State Street Bank and Trust Company.
(9)   Incorporated by reference from the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on May 10, 2002.
(10)  Incorporated by reference from the Registrant’s Registration Statement on Form N-2, File Nos. 333-149415 and 811-09243, as filed with the Securities and Exchange Commission on February 27, 2008.
Item 26. Marketing Arrangements
     See Exhibit 2(h) to this Registration Statement.
Item 27. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$	[_____]
New York Stock Exchange listing fee	$	[_____]
Rating Agency fees	$	[_____]
Printing expenses	$	[_____]
Auditing fees and expenses	$	[_____]
Legal fees and expenses	$	[_____]
Blue Sky fees	$	[_____]
Miscellaneous	$	[_____]
Total	$	[_____]
Item 28. Persons Controlled by or Under Common Control with Registrant
     NONE
Item 29. Number of Holders of Securities as of March 31, 2008

Number of Record
Title of Class Holders
Common Shares of Beneficial Interest	7,385
5.625% Series A Cumulative Preferred Shares	6
Series B Auction Market Preferred Shares	1
Item 30. Indemnification
     The response of this Item is incorporated by reference to the caption “Limitation of Officers’ and Trustees Liability” in the Part B of this Registration Statement.
     Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
     The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the SEC pursuant to the 1940 Act (Commission File No. 801-26202).
Item 32. Location of Accounts and Records
     The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, Mellon Trust of New England, N.A., 135 Santilli Highway, Massachusetts 02149, at the offices of the Fund’s Administrator, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, 19809, and in part at the offices of Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not applicable.
     3. Not applicable.
     4. Registrant undertakes:
(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     5. Registrant undertakes:
(a)	that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b)	that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.
     6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES
     As required by the Securities Act of 1933, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 16th day of May, 2008.

THE GABELLI UTILITY TRUST
By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Trustee	May 16, 2008
Anthony J. Colavita

*	Trustee	May 16, 2008
James P. Conn

*	Trustee	May 16, 2008
Vincent D. Enright

*	Trustee	May 16, 2008
John D. Gabelli

/s/ Agnes Mullady	Treasurer	May 16, 2008
Agnes Mullady

*	Trustee	May 16, 2008
Anthony R. Pustorino

*	Trustee	May 16, 2008
Salvatore J. Zizza

/s/ Bruce N. Alpert	President	May 16, 2008
Bruce N. Alpert
Attorney-in-Fact

*  Pursuant to a Power of Attorney.